SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2004

GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-1185	41-0274440

(State of Incorporation)	(Commission	(I.R.S. Employer
	File Number)	Identification No.)

Number One General Mills Boulevard	55426
Minneapolis, Minnesota	(Mail: 55440)
(Mail: P.O. Box 1113)
(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (763) 764-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events.

                           On October 4, 2004, General Mills, Inc. (the “Company”) entered into an underwriting agreement with Diageo US Limited, Diageo plc and the underwriters named therein. Pursuant to the terms of this underwriting agreement, Diageo US Limited agreed to sell to the underwriters an aggregate of 33,314,760 shares of the Company’s common stock for offering to the public. This public offering and sale of these shares of the Company’s common stock have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (Registration No. 333-116779) (the “Registration Statement”). A copy of this underwriting agreement is filed as Exhibit 1.1 hereto and is herein incorporated by reference.

Item 9.01 Financial Statements and Exhibits

                           (c) Exhibits. The following exhibit to the Registration Statement is filed as part of this report:

1.1	Underwriting Agreement, dated as of October 4, 2004, by and among General Mills, Inc., Diageo US Limited, Diageo plc and the underwriters named therein

SIGNATURE

                           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2004

GENERAL MILLS, INC.
By:	/s/ Siri S. Marshall
	Name:	Siri S. Marshall
	Title:	Senior Vice President, Corporate Affairs and General Counsel

EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement, dated as of October 4, 2004, by and among General Mills, Inc., Diageo US Limited, Diageo plc and the underwriters named therein